EXHIBIT 10(b)

Consent of Swidler Berlin Shereff Friedman, LLP

We hereby consent to the reference to our firm included in Part A and Part B of Mercury Master Trust, filed as part of Amendment No. 9 to the Registration Statement (File No. 811-09049).

/s/	Swidler Berlin Shereff Friedman, LLP

Swidler Berlin Shereff Friedman, LLP

New York, New York March 14, 2001